DAIRY FRESH TECHNOLOGIES LTD.
                         (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                               DECEMBER 31, 2004



          Report of Independent Registered Public Accounting
          Firm                                                         2
          Financial Statements
               Operations                                              3
               Deficit                                                 4
               Accumulated comprehensive loss                          4
               Cash Flows                                              5
               Balance Sheet                                           6
               Notes to Financial Statements                      7 - 12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Dairy Fresh Technologies Ltd. (A Development Stage Company)

We have audited the balance sheets of Dairy Fresh Technologies Ltd. (A Development Stage Company) as at December 31, 2004 and 2003 and the statements of operations, deficit, comprehensive loss and cash flows for the years ended December 31, 2004 and 2003 and the period from inception (May 14, 2002) through December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Dairy Fresh Technologies Ltd as at December 31, 2004 and 2003 and the results of its operations and its cash flows for the years ended December 31, 2004 and 2003 and the period from inception (May 14, 2002) through December 31, 2004 in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company incurred a net loss of $331,329 during the year ended December 31, 2004, and, as of that date, the Company's current liabilities exceeded its current assets by $321,808. These factors, among others, as discussed in Note 2 to the financial statements, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Raymond Chabot Grant Thornton LLP

Chartered Accountants

Ottawa, Canada
February 21, 2005 except as to Note 13 which is as of March 3, 2005

DAIRY FRESH TECHNOLOGIES LTD. (A DEVELOPMENT STAGE COMPANY)
OPERATIONS

Year ended December 31,
Expressed in U.S. Dollars

                                       PERIOD FROM
                                        INCEPTION
                                      (MAY 14, 2002)
                                       TO DECEMBER
                                          31, 2004           2004          2003
                                         ---------      ---------     ---------
                                                 $              $             $
                                         ---------      ---------     ---------
REVENUES
Operating expenses
    Rent                                    12,502          6,482         6,020
    Travel                                  62,231         46,095        15,283
    Research and development                60,805                       60,805
    Advertising                             30,259         26,153         4,106
    Management fees                        284,782        191,126        93,656
    Office                                   9,156          6,571         1,939
    Telecommunications                      18,203         12,284         5,673
    Membership fees                          2,105            785         1,049
    Professional fees                       51,838         39,462         6,018
    Interest and bank charges                  683            482           163
    Depreciation of property and
      equipment                              3,073          1,889         1,084
                                         ---------      ---------     ---------
                                           535,637        331,329       195,796
                                         ---------      ---------     ---------
NET LOSS                                  (535,637)      (331,329)     (195,796)
                                         =========      =========     =========


The accompanying notes are an integral part of these financial statements.

DAIRY FRESH TECHNOLOGIES LTD. (A DEVELOPMENT STAGE COMPANY)
DEFICIT
COMPREHENSIVE LOSS

Year ended December 31,
Expressed in U.S. Dollars

                                                            2004          2003
                                                       ---------     ---------
                                                               $             $
CAPITAL STOCK
5,000,000 Class A common shares                               65            65
                                                       =========     =========
CONTRIBUTED SURPLUS
Balance, beginning of year                                     -             -
Additions                                                282,406             -
                                                       ---------     ---------
Balance, end of year                                     282,406             -
                                                       =========     =========
ACCUMULATED COMPREHENSIVE INCOME (LOSS)
Balance, beginning of year                               (18,332)           48
Foreign currency translation adjustments                 (43,370)      (18,380)
                                                       ---------     ---------
Balance, end of year                                     (61,702)      (18,332)
                                                       =========     =========
DEFICIT ACCUMULATED DURING THE DEVELOPMENT STAGE
Balance, beginning of year                              (204,308)       (8,512)
Net loss                                                (331,329)     (195,796)
                                                       ---------     ---------
Balance, end of year                                    (535,637)     (204,308)
                                                       =========     =========

Total shareholders' deficit                             (314,868)     (222,575)
                                                       =========     =========
COMPREHENSIVE LOSS
Foreign currency translation adjustments                 (43,370)      (18,380)
Net loss                                                (331,329)     (195,796)
                                                       ---------     ---------
Total comprehensive loss                                (374,699)     (214,176)
                                                       =========     =========


The accompanying notes are an integral part of these financial statements.

DAIRY FRESH TECHNOLOGIES LTD. (A DEVELOPMENT STAGE COMPANY)
CASH FLOWS

Year ended December 31,
Expressed in U.S. Dollars

                                                    PERIOD FROM
                                                      INCEPTION
                                                 (MAY 14, 2002)
                                                TO DECEMBER 31,
                                                           2004             2004           2003
                                                      ---------        ---------      ---------
                                                              $                $              $
OPERATING ACTIVITIES
Net loss                                               (535,637)        (331,329)      (195,796)
Non-cash items
    Depreciation of property and equipment                3,073            1,889          1,084
    Changes in working capital items (Note 4)           248,156          154,108         89,934
                                                      ---------        ---------      ---------
Cash flows used in operating activities                (284,408)        (175,332)      (104,778)
                                                      ---------        ---------      ---------
INVESTING ACTIVITIES
Advances to company under common control                 (4,074)            (605)          (614)
Property and equipment                                   (8,773)                         (7,612)
                                                      ---------        ---------      ---------
Cash flows used in investing activities                 (12,847)            (605)        (8,226)
                                                      ---------        ---------      ---------
FINANCING ACTIVITIES
Proceeds from the issuance of convertible
debenture loans                                         125,459          125,459
Advances from a shareholder                             254,392          122,531        121,378
Issuance of Class A common shares                            65
                                                      ---------        ---------      ---------
Cash flows provided by financing activities             379,916          247,990        121,378
                                                      ---------        ---------      ---------
Effect of changes in exchange rates on cash               7,917            6,730          1,200
                                                      ---------        ---------      ---------
NET INCREASE IN CASH                                     90,578           78,783          9,574
Cash, beginning of year                                                   11,795          2,221
                                                      ---------        ---------      ---------
Cash, end of year                                        90,578           90,578         11,795
                                                      =========        =========      =========


The accompanying notes are an integral part of these financial statements.

DAIRY FRESH TECHNOLOGIES LTD. (A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET

December 31,
Expressed in U.S. Dollars

                                                             2004          2003
                                                        ---------     ---------
                                                                $             $
ASSETS
Current assets
    Cash                                                   90,578        11,795
    Accounts receivable (Note 5)                           16,722        14,290
    Prepaid expenses                                       14,532           348
                                                        ---------     ---------
                                                          121,832        26,433
Property and equipment (Note 6)                             6,940         8,366
                                                        ---------     ---------
                                                          128,772        34,799
                                                        =========     =========
LIABILITIES
Current liabilities
    Accounts payable and accrued liabilities               50,415        23,073
    Management contracts payable (Note 7)                 257,561        89,949
    Convertible debenture notes (Note 8)                  135,664
                                                        ---------     ---------
                                                          443,640       113,022
Due to a shareholder (Note 7)                                           144,352
                                                        ---------     ---------
                                                          443,640       257,374
Commitments and contingencies (Note 11)
SHAREHOLDERS' DEFICIT
Capital stock (Note 9)                                         65            65
Contributed surplus (Note 7)                              282,406
Accumulated comprehensive loss                            (61,702)      (18,332)
Deficit accumulated during the development stage         (535,637)     (204,308)
                                                        ---------     ---------
                                                         (314,868)     (222,575)
                                                        ---------     ---------
                                                          128,772        34,799
                                                        =========     =========


The accompanying notes are an integral part of these financial statements.

DAIRY FRESH TECHNOLOGIES LTD. (A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

December 31,
Expressed in U.S. Dollars

--------------------------------------------------------------------------------

1 - GOVERNING STATUTES AND NATURE OF OPERATIONS

Dairy Fresh Technologies Ltd. (the Company), was incorporated under the Canada Business Corporations Act on May 14, 2002 to develop and exploit a unique patented dairy process in Canada. This patent, "Dairy Fresh Farms (TM)" produces monounsaturated-enhanced dairy products.

2 - GOING CONCERN

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.

As shown in the accompanying financial statements, the Company has incurred a net loss of $331,329 ($195,796 in 2003) and had no revenues. The future of the Company is dependent on the continued support of shareholders and suppliers and upon its ability to obtain financing and achieve profitability. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amount of and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

3 - ACCOUNTING POLICIES
BASIS OF PRESENTATION
These financial statements have been prepared in U.S. dollars and in accordance with generally accepted accounting principles in the United States of America.

ACCOUNTING ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts recorded in the financial statements and notes to financial statements. These estimates are based on management's best knowledge of current events and actions that the Company may undertake in the future. Actual results may differ from these estimates.

DEPRECIATION
Property and equipment are depreciated over their estimated useful lives according to the following methods and annual rates:

                                                    Methods                Rates
                                          -----------------    -----------------
Computer hardware                         Declining balance                  30%
Furniture and fixtures                    Declining balance                  20%
Leasehold improvements                                         Shorter of useful
                                                               life or remaining
                                              Straight-line           lease term

RESEARCH AND DEVELOPMENT COSTS

Research and development costs are expensed as they are incurred.

DAIRY FRESH TECHNOLOGIES LTD. (A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

December 31,
Expressed in U.S. Dollars

--------------------------------------------------------------------------------

3 - ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

The Company uses the liability method of accounting for income taxes. Under this method, deferred income tax assets and liabilities are determined according to differences between the carrying amounts and tax bases of assets and liabilities. They are measured by applying enacted or substantively enacted tax rates and laws at the date of the financial statements for the years in which the temporary differences are expected to reverse. Valuation allowances are established when it is more likely than not that some portion or all of the deferred tax assets will not be realized.

COMPREHENSIVE INCOME

Comprehensive income includes net income and other comprehensive income ("OCI"). OCI refers to changes in equity from transactions and other economic events and circumstances other than transactions with shareholders. These changes are recorded directly as a separate component of shareholders' equity (deficiency) and excluded from net income (loss). The only other comprehensive income (loss) item for the Company relates to foreign currency translation arising from the translation of the financial statements from the functional currency into the reporting currency.

ADVERTISING

The Company expenses the cost of advertising and promotion as incurred. Advertising costs charged to operations were $26,153 in 2004 and $4,106 in 2003.

FOREIGN CURRENCY TRANSLATION

The Company's reporting currency is the U.S. dollar and the functional currency is the Canadian dollar. The translation of the Company's financial statements from the functional currency to its reporting currency is performed as follows:
All assets and liabilities are translated into U.S. dollars at the rate of exchange in effect at the balance sheet date. Revenues, expenses and cash flow amounts are translated at the weighted average exchange rates for the period. The resulting translation adjustments are included in comprehensive loss as a component of the shareholders' deficit.

4 -  INFORMATION  INCLUDED IN THE STATEMENT OF CASH FLOWS

The changes in working capital items are detailed as follows:

                                                             2004         2003
                                                         --------     --------
                                                                $            $
Accounts receivable                                        (5,378)      (9,366)
Prepaid expenses                                          (13,093)
Accounts payable and accrued liabilities                   23,713       16,347
Management contracts payable                              148,866       82,953
                                                         --------     --------
                                                          154,108       89,934
                                                         ========     ========

DAIRY FRESH TECHNOLOGIES LTD. (A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

December 31,
Expressed in U.S. Dollars

--------------------------------------------------------------------------------

5 - ACCOUNTS RECEIVABLE

                                                                           2004        2003
                                                                       --------    --------
                                                                              $           $
Rent receivable relating to subleasing of office space                   16,722      10,156
Due from a company under common control (Note 7)                                      4,134
                                                                       --------    --------
                                                                         16,722      14,290
                                                                       ========    ========

6 - PROPERTY AND EQUIPMENT

                                                                                       2004
                                                     --------          --------    --------
                                                                    ACCUMULATED
                                                         COST      DEPRECIATION         NET
                                                     --------          --------    --------
                                                            $                 $           $
Leasehold improvements                                  8,861             2,658       6,203
Computer equipment                                      1,099               611         488
Furniture and fixtures                                    415               166         249
                                                     --------          --------    --------
                                                       10,375             3,435       6,940
                                                     ========          ========    ========

                                                                                       2003
                                                     --------          --------    --------
                                                                    Accumulated
                                                         Cost      depreciation         Net
                                                     --------          --------    --------
                                                            $                 $           $
Leasehold improvements                                  8,252               825       7,427
Computer equipment                                      1,024               375         649
Furniture and fixtures                                    387                97         290
                                                     --------          --------    --------
                                                        9,663             1,297       8,366
                                                     ========          ========    ========

7 - RELATED PARTY TRANSACTIONS

The Company entered into the following related party transactions during the year. These transactions were concluded in the normal course of operations at the exchange amount, which is the amount established and accepted by the parties.

                                                              2004         2003
                                                         ---------    ---------
                                                                 $            $
Expenses
    Management fees (a)                                    191,126       93,656
Amounts due to and due from related parties
    Amount due to a shareholder (b)                                     144,352
    Amount due from a company under common control (c)                    4,134

(a) During the years ended December 31, 2003 and December 31, 2004, the Company paid for management services to three companies controlled by officers of the Company. Of the above amounts, $257,561 is payable as at December 31, 2004 and $89,949 was payable as at December 31, 2003.

DAIRY FRESH TECHNOLOGIES LTD. (A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

December 31,
Expressed in U.S. Dollars

--------------------------------------------------------------------------------

7 - RELATED PARTY TRANSACTIONS (CONTINUED)

(b) A shareholder of the Company has advanced funds for operations during the past two years. These advances were non-interest bearing with no fixed terms of repayment, however during the year ended December 31, 2004 these advances were forgiven and an equivalent amount was added to contributed surplus.

(c) The Company paid legal expenses for a company under common control during the year ended December 31, 2003 resulting in the above amount receivable from a company under common control.

8 - CONVERTIBLE DEBENTURE NOTES
Convertible debenture notes are unsecured and are repayable April 15, 2005 with 10% interest if the Company does not complete its share exchange transaction with a public company (see Note 13). Loans are automatically converted into units of the Company upon the Company being merged with a publicly traded company which will trade on the NASD OTCCB. The conversion of the loan will be completed at $0.50 per common share and one warrant exercisable over a period of 24 months at 0.75.

9 - CAPITAL STOCK

AUTHORIZED

     An unlimited number of participating Class A common shares, conferring two votes per share, entitled to dividends at the discretion of the directors and cancellable by the Company;

     An unlimited number of participating Class B common shares, conferring one vote per share, entitled to dividends at the discretion of the directors and cancelable by the Company;

     An unlimited number of participating Class C common shares, non-voting, entitled to dividends at the discretion of the directors and cancellable by the Company.

     An unlimited number of non-participating Class A special shares, conferring two votes per share, entitled to dividends at the discretion of the directors, cancellable by the Company and redeemable at $1.00 CDN per share;

     An unlimited number of non-participating Class B special shares, conferring one vote per share, entitled to dividends at the discretion of the directors, cancellable by the Company and redeemable at $0.50 CDN per share;

     An  unlimited   number  of   non-participating   Class  C  special  shares,
     non-voting, no dividends, cancellable by the Company and redeemable at $1.00 CDN per share;

     An  unlimited   number  of   non-participating   Class  D  special  shares,
     non-voting, no dividends, cancellable by the Company and redeemable at $0.50 CDN per share;

                                                           2004          2003
                                                       --------      --------
                                                              $             $
ISSUED AND FULLY PAID
5,000,000 Class A common shares                              65            65
                                                       ========      ========

DAIRY FRESH TECHNOLOGIES LTD. (A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

December 31,
Expressed in U.S. Dollars

--------------------------------------------------------------------------------

10 - INCOME TAXES

The future income tax asset resulting from business losses is not recorded in the financial statements. These losses, which are available to reduce income taxes in future years, aggregate $586,857 and are detailed as follows:

                                                       Federal   Provincial
                                                     ---------   ---------
                                                             $           $
               2009                                     10,975      10,975
               2010                                    225,034     225,034
               2014                                    350,848     350,848
                                                     ---------   ---------
                                                       586,857     586,857
                                                     =========   =========

11 - COMMITMENT

The Company has entered into a long-term lease agreement expiring on September 30, 2005 which requires lease payments of $35,169 for the rental of office space. The minimum lease payment for the next year is $35,169. The lease contains a renewal option for an additional period of three years which the Company may exercise by giving a three-month notice.

12 - FINANCIAL INSTRUMENTS

The following methods and assumptions were used to determine the estimated fair value of each class of financial instruments.

SHORT-TERM FINANCIAL INSTRUMENTS

The fair value of the short-term financial assets and liabilities approximates their carrying amount given that they will mature shortly.

ADVANCES FROM A SHAREHOLDER

The fair value of shareholder advances' cannot be determined, as they do not include any terms of payment (Note 7).

DAIRY FRESH TECHNOLOGIES LTD. (A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

December 31,
Expressed in U.S. Dollars

--------------------------------------------------------------------------------

13 - SUBSEQUENT EVENT

On March 3, 2005, the Company consumated a merger of 6351492 Canada Inc., a Canadian corporation and a wholly owned subsidiary of Northwest Horizon Corporation ("Northwest"), a Nevada Corporation. Northwest is a publicly reporting company registered with the United States Securities and Exchange Commission whose stock does not currently trade. Each outstanding share of the Company will be converted into shares of Northwest's wholly owned subsidiary, 6351492 Canada Inc., with the right to convert to shares of Northwest common stock. As a result of this share exchange, the shareholders of Dairy Fresh now control Northwest, this transaction will be accounted for as a reverse takeover transaction.

Subsequent to year end, the Company received an additional $175,000 in proceeds from the issuance of convertible debentures, these debentures have the same terms as those described in Note 8.